NOTE PURCHASE AGREEMENT

          THIS NOTE PURCHASE AGREEMENT, dated as of October 26, 2005 (this "Agreement"), by and between OMNI MEDICAL HOLDINGS, INC., a Utah limited liability company (the "Company"), with headquarters located at 1257 Lake Plaza Drive, Suite 219, Colorado Springs, Colorado 80906, and SIGMA OPPORTUNITY FUND, LLC, a Delaware limited liability company (the "Buyer").

                      W I T N E S S E T H:

          WHEREAS, the Buyer wishes to purchase from the Company and the Company wishes to sell to the Buyer, upon the terms and subject to the conditions of this Agreement, a promissory note of the Company having the aggregate principal amount set forth on the signature page of this Agreement and in connection with which the Company shall issue to the Buyer warrants to purchase shares of Common Stock (such capitalized term and all other capitalized terms used in this Agreement having the meanings provided in
Section 1);

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   DEFINITIONS

          (a) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

          (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Blackout Period" means the period of up to 20 Trading Days
(whether or not consecutive) during any period of 365 consecutive days after the date the Company notifies the Investors that they are required, pursuant to Section 8(c)(4), to suspend offers and sales of Registrable Securities as a result of an event or circumstance described in Section 8(b)(5)(A), during which period, by reason of Section 8(b)(5)(B), the Company is not required to amend the Registration Statement or supplement the related Prospectus.

          "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

          "Claims" means any losses, claims, damages, liabilities or expenses, including, without limitation, reasonable fees and expenses of legal counsel (joint or several), incurred by a Person.

          "Closing Date" means 10:00 a.m., New York City time, on October 26, 2005 or such other mutually agreed to time.

          "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

          "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

          "Indemnified Party" means the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act.

          "Indemnified Person" means the Buyer and each other Investor who beneficially owns or holds Registrable Securities and each other Investor who sells such Registrable Securities in the manner permitted under this Agreement, the directors, if any, of such Investor, the officers or persons performing similar functions, if any, of the Buyer and any such Investor, each Person, if any, who controls the Buyer or any such Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in the Prospectus, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act.

          "Inspector" means any attorney, accountant or other agent retained by an Investor for the purposes provided in Section 8(b)(9).

          "Investor" means the Buyer and any transferee or assignee who agrees to become bound by the provisions of Sections 5(a), 5(b), 8, 9, and 10 of this Agreement.

          "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221).

          "Nasdaq" means the Nasdaq National Market.

          "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

          "NASD" means the National Association of Securities Dealers, Inc.

          "1934 Act" means the Securities Exchange Act of 1934, as amended.

          "1933 Act" means the Securities Act of 1933, as amended.

          "Note" means the 5% Senior Note due 2006 of the Company in the form attached as Annex I.

          "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association or similar entity or any government, governmental agency or political subdivision.

          "Prospectus" means the prospectus forming part of the Registration Statement at the time the Registration Statement is declared effective and any amendment or supplement thereto (including any information or documents incorporated therein by reference).

          "Purchase Price" means the purchase price for the Note set forth on the signature page of this Agreement.

          "Record" means all pertinent financial and other records, pertinent corporate documents and properties of the Company subject to inspection for the purposes provided in Section 8(b)(9).

          "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

          "Registrable Securities" means (1) the Warrant Shares, (2) if the Common Stock is changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities on or after the date hereof, such other stock or other securities which are issued or issuable in respect of or in lieu of the Warrant Shares and (3) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause (2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Common Stock.

          "Registration Default Period" means the period during which any Registration Event occurs and is continuing.

          "Registration Event" means the occurrence of any of the following events:

          (i) the Company fails to file with the SEC the Registration Statement on or before the date by which the Company is required to file the Registration Statement pursuant to Section 8(a)(1),

          (ii) the Registration Statement covering Registrable Securities is not declared effective by the SEC within 90 days following the filing thereof,

          (iii) after the SEC Effective Date, sales cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order of any untrue statement of a material fact or omission of a material fact in the Registration Statement, or the Company's failure to update the Registration Statement) but except as excused pursuant to Section 8(b)(5),

          (iv) after the date on which securities of the Company are listed or included for quotation on a Trading Market, the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on a Trading Market, or trading of the Common Stock is suspended or halted for a period exceeding 5 days on the Trading Market which at the time constitutes the principal market for the Common Stock, or

          (v) the Company fails, refuses or is otherwise unable timely to issue Warrant Shares upon exercise of the Warrant in accordance with the terms of the Warrant, or certificates therefor as required under the Transaction Documents or the Company fails, refuses or is otherwise unable timely to transfer any Warrant Shares as and when required by the Transaction Documents.

          "Registration Period" means the period from the SEC Effective Date to the earlier of (A) the date which is three years after the Closing Date (or if the Note shall no longer remain outstanding, such date after which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold in any period) and (B) the date on which the Investors no longer own any Registrable Securities.

          "Registration Statement" means a registration statement on Form S-1, Form SB-2, Form S-3 or such other form as may be available to the Company to be filed with the SEC under the 1933 Act relating to the Registrable Securities and which names the Investors as selling stockholders.

          "Regulation D" means Regulation D under the 1933 Act.

          "Required Information" means, with respect to each Investor, all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the 1933 Act to effect the registration of the resale by such Investor of such Registrable Securities.

          "Rule 144" means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time provide a "safe harbor" exemption from registration under the 1933 Act so as to permit a holder to sell securities of the Company to the public without registration under the 1933 Act.

          "Rule 144A" means Rule 144A under the 1933 Act or any successor rule thereto.

          "SEC" means the Securities and Exchange Commission.

          "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

          "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 8.

          "SEC Reports" means the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, (2) Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005, and (3) all other periodic and other reports filed by the Company with the SEC pursuant to the 1934 Act subsequent to June 30, 2005, and prior to the date hereof, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

          "Securities" means, collectively, the Note, the Warrants and the Warrant Shares.

          "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

          "Trading Day" means at any time a day on which any of a national securities exchange, Nasdaq, Nasdaq SmallCap or such other securities market as at such time constitutes the principal securities market for the Common Stock is open for general trading of securities.

          "Trading Market" means the Over-The-Counter Bulletin Board, the American Stock Exchange, Inc., the Nasdaq, the Nasdaq SmallCap or the New York Stock Exchange, Inc.

          "Transaction Documents" means, collectively, this Agreement, the Securities and the other agreements, instruments and documents contemplated hereby and thereby.

          "Transfer Agent" means Interwest Transfer Co., as transfer agent and registrar for the Common Stock, or its successor.

          "Violation" means

          (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

          (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

          (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law, or

          (iv) any breach or alleged breach by any Person other than the Buyer of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents.

          "Warrants" means the Common Stock Purchase Warrants in the form attached hereto as Annex II.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

          2.   PURCHASE AND SALE; PURCHASE PRICE.

          (a) Purchase. Upon the terms and subject to the conditions of this Agreement, the Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, on the Closing Date, the Note in the principal amount set forth on the signature page of this Agreement and having the terms and conditions as set forth in the form of the Note attached hereto as Annex I for the Purchase Price. In connection with the purchase of the Note by the Buyer, the Company shall issue to the Buyer at the closing on the Closing Date Warrants initially entitling the holder to purchase 15,000 shares of Common Stock for each $1,000 principal amount of the Note.

          (b) Form of Payment. Payment by the Buyer of the Purchase Price to the Company on the Closing Date shall be made by wire transfer of immediately available funds to:

          Wells Fargo Bank
          90 South Cascade Ave.
          Colorado Springs, CO 80903
          ABA No.: 102000076

          For credit to account No. 2323174348
          For credit to the account of Omni Medical Holdings, Inc.

          (c) Closing. The issuance and sale of the Note and the issuance of the Warrants shall occur on the Closing Date. At the closing, upon the terms and subject to the conditions of this Agreement, (1) the Company shall issue and deliver to the Buyer the Note and the Warrants against payment by the Buyer to the Company of an amount equal to the Purchase Price, and (2) the Buyer shall pay to the Company an amount equal to the Purchase Price against delivery by the Company to the Buyer of the Note and the Warrants.

          3.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          (a) Purchase for Investment. The Buyer is purchasing the Note and acquiring the Warrants for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; and the Buyer will acquire any Shares issued to the Buyer prior to the SEC Effective Date of a Registration Statement covering the resale of such Shares by the Buyer for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act prior to the SEC Effective Date; and the Buyer has no intention of making any distribution, within the meaning of the 1933 Act, of the Shares except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

          (b) Accredited Investor. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the 1933 Act by reason of Rule 501(a)(3) thereof;

          (c) Reoffers and Resales. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities unless registered under the 1933 Act, pursuant to an exemption from registration under the 1933 Act or in a transaction not requiring registration under the 1933 Act;

          (d) Information Provided. The Buyer and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and information relating to the offer and sale of the Note and the offer of the Warrant Shares deemed relevant by them (assuming the accuracy and completeness of the SEC Reports and of the Company's responses to the Buyer's requests); the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company concerning the terms of the offering of the Securities and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and its Subsidiaries and have received satisfactory answers to any such inquiries; and

          (e) Note Purchase Agreement. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered by the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

          4.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.

          The Company represents and warrants to, and covenants and agrees with, the Buyer as follows:

          (a) Organization and Authority. The Company and each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (i) each of the Company and the Subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby; and the Company does not have any equity investment in any other Person other than the Subsidiaries listed in Schedule 4(a) hereto.

          (b) Qualifications. The Company and each of the Subsidiaries are duly qualified to do business as foreign corporations and are in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

          (c) Capitalization. (1) The authorized and outstanding capital stock of the Company and each of the Subsidiaries is as set forth on Schedule 4(c). Except as set forth on Schedule 4(c), there are no outstanding options or warrants for the purchase of, or rights to purchase or subscribe for, or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, Common Stock or other capital stock of the Company or any Subsidiary or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any Subsidiary or any such options, warrants, rights or other securities. Schedule 4 (c) sets forth the number of shares held by the Company in each Subsidiary.

     (2) The outstanding shares of Common Stock of the Company and each Subsidiary have been duly and validly authorized and issued. None of the outstanding shares of Common Stock or capital stock of any Subsidiary has been issued in violation of the preemptive rights of any securityholder of the Company or any Subsidiary. The offers and sales of the outstanding shares of Common Stock of the Company or capital stock of any Subsidiary were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. Except as set forth on
Schedule 4(c), no holder of any of the Company's or any Subsidiary's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement or otherwise.

          (d) Concerning the Warrant Shares. The Warrant Shares have been duly authorized and, when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other Person to acquire any of the Warrants or Warrant Shares. The Company has duly reserved 6,000,000 shares of Common Stock for issuance upon exercise of the Warrants, and such shares shall remain so reserved, and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Warrants, so long as the Warrants are outstanding. The Common Stock is traded on the Over-The-Counter Bulletin Board. The Company knows of no reason that the Warrant Shares will be ineligible for quotation on the Over-The-Counter Bulletin Board.

          (e) Corporate Authorization. This Agreement and the other Transaction Documents to which the Company is a party have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Buyer, this Agreement, the Note and the Warrants are the valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

          (f) Non-contravention. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the issuance of the Securities as contemplated by this Agreement and consummation by the Company of the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any term or provision of the certificate of incorporation or bylaws of the Company or any Subsidiary, (ii) conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets are bound or affected, in any such case which would be reasonably likely to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets, in any such case which would be reasonably likely to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or any Subsidiary to make use thereof.

          (g) Approvals, Filings, Etc. No authorization, approval or consent of, or filing with, any United States or foreign court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company or any Subsidiary for (x) the execution, delivery and performance by the Company of the Transaction Documents, (y) the issuance and sale of the Securities as contemplated by this Agreement and the terms of the Note and the Warrants and (z) the performance by the Company of its obligations under the Transaction Documents, other than (1) registration of the resale of the Shares under the 1933 Act as contemplated by Section 8, (2) as may be required under applicable state securities or "blue sky" laws, and
(3) filing of one or more Forms D with respect to the Securities as required under Regulation D.

          (h) Information Provided. The SEC Reports, the Transaction Documents and the instruments delivered by the Company to the Buyer in connection with the closing on the Closing Date do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 4(h), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 4(h) to the extent that a statement in any document included in such information which was prepared and furnished to the Buyer on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states.

          (i) Absence of Brokers, Finders, Etc. No broker, finder or similar Person is entitled to any commission, fee or other compensation by reason of action taken by or on behalf of the Company in connection with the transactions contemplated by this Agreement, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by any Person for any such commission, fee or other compensation.

          (j) No Solicitation. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any promissory notes, warrants, shares of Common Stock or other securities to, or solicit any offers to buy any such security from, any Person so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of Section 5 of the 1933 Act.

          5.   CERTAIN COVENANTS.

          (a) Restrictive Legends. Once the Registration Statement required to be filed by the Company pursuant to Section 8 has been declared effective or particular Warrant Shares are eligible for resale pursuant to Rule 144(k) under the 1933 Act, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any such Warrant Shares issued prior to the SEC Effective Date or prior to the time of such eligibility, as the case may be, which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three days after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates issued upon exercise of the Warrants or impose any stop-transfer restriction thereon.

          (b)  Reporting Status.  During the Registration Period, the
Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          (c) Form D. The Company agrees to file one or more Forms D with respect to the Securities as required under Regulation D to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

          (d) State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Securities to the Buyer as contemplated by the Transaction Documents under such of the securities laws of jurisdictions in the United States as shall be applicable thereto. Notwithstanding the foregoing obligations of the Company in this Section 5(e), the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 5(e), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company or (5) to make any change in its charter or by-laws which the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish the Buyer with copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or before the Closing Date.

           (e) Use of Proceeds.  The Company represents and agrees that:
(1) it does not own or have any present intention of acquiring any Margin Stock; (2) the proceeds of sale of the Note and the Warrant Shares will be used for general working capital purposes and in the operation of the Company's business; (3) none of such proceeds will be used, directly or indirectly (A) except as disclosed on Schedule 5(e), to pay any existing debt obligations (B) to make any loan to or investment in any other Person or (C) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a Margin Stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation U of the Board of Governors of the Federal Reserve System; and (4) neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

          (f) Right of First Refusal. If the Company shall make an offering permitted by clause (y) of the first proviso of Section 1.8 of the Note the Buyer shall be provided rights of first refusal in the manner set forth in this Section 5(f) and in accordance with the second proviso of
Section 1.8 of the Note. In order to permit the Buyer to exercise its rights of first refusal, prior to selling any such securities to any Person other than the Buyer, the Company shall give notice to the Buyer of the detailed terms of the proposed offering and terms of the securities proposed to be issued and, promptly after being requested by the Buyer, such other information as requested by the Buyer. The Buyer may, by notice to the Company, exercise such right of first refusal at any time until the later of
(x) ten Business Days after such notice from the Company to the Buyer and (y) five Business Days after the Company provides such additional information as shall have been requested by the Buyer. The Buyer shall be entitled to purchase all or any portion of such offering specified by the Buyer at the time it notifies the Company of the Buyer's exercise of its right of first refusal. In the event that the terms of the proposed offering or securities proposed to be issued change prior to consummation of the proposed offering, the Buyer shall provide another notice to Buyer as described above, and the time period periods for the exercise by Buyer of its rights under this section shall re-commence.

          (g) Certain Issuances of Securities. Notwithstanding anything herein or in any of the Transaction Documents to the contrary, so long as Buyer holds any of the Securities, the Company shall not issue any securities, including Common Stock and Common Stock Equivalents, without the consent of Buyer. The Company shall also cause its Subsidiaries not to issue any securities so long as any of the Securities are held by Buyer.


          6.   CLOSING DELIVERIES BY THE COMPANY.

          The Company shall deliver or cause to be delivered to Buyer at the Closing the following:

          (a) An executed Note and Warrant in the name of the Buyer;

          (b) An executed Agreement;

          (c) A certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby and (3) such other matters as reasonably requested by the Buyer; and


          7.   CLOSING DELIVERIES BY THE BUYER.

          The Buyer shall deliver or cause to be delivered to the Company at the Closing the following:

          (a)  The Purchase Price; and

          (b)  An executed Agreement.

          8.   REGISTRATION RIGHTS.

          (a) Mandatory Registration. (1) The Company shall prepare and file with the SEC, as expeditiously as possible, but in no event later than the date which is 90 days after the Closing Date, a Registration Statement which covers the resale by the Buyer of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of the Warrant, as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, the Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions.

          (2) Prior to the SEC Effective Date, and during any time subsequent to the SEC Effective Date when the Registration Statement for any reason is not available for use by any Investor for the resale of any Registrable Securities, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC, other than (A) any registration statement on Form S-8.

          (3) If a Registration Event occurs, then the Company will make payments to the Buyer as partial liquidated damages for the minimum amount of damages to the Buyer by reason thereof, and not as a penalty, at the rate of 2% per month of the Purchase Price paid by the Buyer pursuant to this Agreement (excluding the Purchase Price with respect to Warrant Shares already sold or which may be sold pursuant to Rule 144(k), for each calendar month of the Registration Default Period (pro rated for any period less than 30 days); provided that in no event shall such payments begin to accrue until June 30, 2006. Each such payment shall be due and payable within five (5) days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five (5) days after such termination. Such payments shall be in partial compensation to the Buyer, and shall not constitute the Buyer's exclusive remedy for such events. The Registration Default Period shall terminate upon (u) the filing of the Registration Statement in the case of clause (i) of the definition of "Registration Event"; (v) the SEC Effective Date in the case of clause (ii) of the definition of "Registration Event"; (w) the ability of the Buyer to effect sales pursuant to the Registration Statement in the case of clause (iii) of the definition of "Registration Event"; (x) the listing or inclusion and/or trading of the Common Stock on a Trading Market, as the case may be, in the case of clause (iv) of the definition of "Registration Event"; (y) the delivery of such shares or certificates in the case of clause (v) of the definition of "Registration Event"; and (z) in the case of the events described in clauses (ii) and (iii) of the definition of "Registration Event", the earlier termination of the Registration Period and in each such case any Registration Default Period that commenced by reason of the occurrence of such event shall terminate if at the time no other Registration Event is continuing. The amounts payable as partial liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States. Amounts payable as partial liquidated damages hereunder shall cease when the Buyer no longer holds the Warrant or Registrable Securities.

          (b) Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

          (1) use its best efforts to cause the Registration Statement to become effective as promptly as possible after the Closing Date and to keep the Registration Statement effective at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company represents and warrants to the Investors that (a) the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the Prospectus, at the time the Registration Statement is declared effective by the SEC and at all times that the Prospectus is required by this Agreement to be available for use by any Investor and, in accordance with Section 8(c)(4), any Investor is entitled to sell Registrable Securities pursuant to the Prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (2) subject to Section 8(b)(5), prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period (other than during any Blackout Period during which the provision of Section 8(b)(5)(B) as applicable), comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

          (3) furnish to Investors whose Registrable Securities are included in the Registration Statement and such Investors' respective legal counsel, promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, (1) five copies of the Registration Statement and any amendment thereto and the Prospectus and each amendment or supplement thereto, (2) one copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which each investor hereby agrees to keep confidential as a confidential Record in accordance with
Section 8(b)(9) and (3) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

          (4) subject to Section 8(b)(5), use its best efforts (i) to register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as any Investor who owns or holds any Registrable Securities reasonably requests,
(ii) to prepare and to file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (iii) to take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(4), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or
(V) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

          (5) (A) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of the occurrence of any event or circumstance of which the Company has knowledge (x) as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) which requires the Company to amend or supplement the Registration Statement due to the receipt from an Investor or any other selling stockholder named in the Prospectus of new or additional information about such Investor or selling stockholder or its intended plan of distribution of its Registrable Securities or other securities covered by such Registration Statement, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

          (B) notwithstanding Section 8(b)(5)(A) above, if at any time the Company notifies the Investors as contemplated by Section 8(b)(5)(A) the Company also notifies the Investors that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the SEC Effective Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, however, that in any period of 365 consecutive days the Company shall not be entitled to avail itself of its rights under this Section 8(b)(5)(B) with respect to more than two Blackout Periods; and provided further, however, that no Blackout Period may commence sooner than 90 days after the end of an earlier Blackout Period;

          (6) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

          (7) permit the Investors who hold Registrable Securities being included in the Registration Statement, (or their designee) and their counsel at such Investors' sole expense to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least two Business Days (or such shorter period as may reasonably be specified by the Company) prior to their filing with the SEC.

          (8) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the SEC Effective Date of the Registration Statement;

          (9) make available for inspection by any Investor and any Inspector retained by such Investor, at such Investor's sole expense, all Records as shall be reasonably necessary to enable such Investor to exercise its due diligence responsibility and cause the Company's and the Subsidiaries officers, directors and employees to supply all information which such Investor or Inspector may reasonably request for purposes of such due diligence; provided, however, that such Investor shall hold in confidence and shall not make any disclosure of any Record or other information which the Company determines in good faith to be confidential, and of which determination such Investor is so notified, unless (i) the disclosure of such Record is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Investor shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement or omission, (ii) the release of such Record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iii) the information in such Record has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 8(b)(9), which agreement shall permit such Inspector to disclose Records to the Investor who has retained such Inspector. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (i) the disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

          (10) use its best efforts to cause all the Registrable Securities covered by the Registration Statement as of the SEC Effective Date to be listed or quoted on the principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

          (11) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

          (12) cooperate with the Investors who hold Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date, the Company shall cause legal counsel selected by the Company to deliver to the Investors whose Registrable Securities are included in the Registration Statement opinions of counsel in form and substance as is customarily given to underwriters in an underwritten public offering;

          (13) during the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

          (14) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement relating thereto.

          (c) Obligations of the Buyer and other Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (1) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company the Required Information and shall execute such documents in connection with such registration as the Company may reasonably request.

          (2) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

          (3) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as otherwise is in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (a) to notify the Company in writing in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

          (4) Each Investor acknowledges that there may occasionally be times as specified in Section 8(b)(5) or 8(b)(6) when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of the Prospectus in accordance with Section 8(b)(5) or 8(b)(6) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor or files with the SEC an amended or supplemented Prospectus; and

          (5) In connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (A) if such sale is made through a broker, such Investor shall instruct such broker to deliver the Prospectus to the purchaser or purchasers (or the broker or brokers therefor) in connection with such sale, shall supply copies of the Prospectus to such broker or brokers and shall instruct such broker or brokers to deliver such Prospectus to the purchaser in such sale or such purchaser's broker; (B) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and
(C) if such sale is made by any means other than those described in the immediately preceding clauses (A) and (B), such Investor shall otherwise use its reasonable best efforts to comply with the prospectus delivery requirements of the 1933 Act applicable to such sale.

          (d) Rule 144. With a view to making available to each Investor the benefits of Rule 144, the Company agrees:

          (1) so long as any Investor owns Registrable Securities, promptly upon request of such Investor, to furnish to such Investor such information as may be necessary to permit such Investor to sell Registrable Securities pursuant to Rule 144 without registration and otherwise reasonably to cooperate with such Investor and

          (2) if at any time the Company is not required to file reports with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, to use its best efforts, upon the request of an Investor, to make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

          (e) Piggy-Back Registrations. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor who is entitled to registration rights under this Section 8(e) written notice of such determination and, if within ten (10) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. No right to registration of Registrable Securities under this Section 8(e) shall be construed to limit any registration required under Section 8(a) hereof. Notwithstanding any other provision of this Agreement, if the Registration Statement required to be filed pursuant to Section 8(a) of this Agreement shall have been ordered effective by the SEC and the Company shall have maintained the effectiveness of such Registration Statement as required by this Agreement and if the Company shall otherwise have complied in all material respects with its obligations under this Agreement, then the Company shall not be obligated to register any Registrable Securities on such Registration Statement referred to in this Section 8(e).


          9.   INDEMNIFICATION AND CONTRIBUTION.

          (a) Indemnification. (1) To the extent not prohibited by applicable law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation or any of the transactions contemplated by this Agreement. Subject to the restrictions set forth in Section 9(a)(3) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling Person, promptly as such expenses are incurred and are due and payable, for any documented reasonable legal fees or other documented and reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 9(a)(1) shall not apply to: (I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by such Indemnified Person or an underwriter for such Indemnified Person expressly for use in connection with the preparation of any Registration Statement or any such amendment thereof or supplement thereto; (II) any Claim arising out of or based on any statement or omission in any Prospectus, which statement or omission was corrected in any subsequent Prospectus that was delivered to the Indemnified Person prior to the pertinent sale or sales of Registrable Securities by such Indemnified Person; and (III) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

          (2) In connection with the Registration Statement, each Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 9(a)(1), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or any amendment thereof or supplement thereto; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 9(a)(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor; provided, further, however, that the Investor shall be liable under this
Section 9(a)(2) for only that amount of all Claims in the aggregate as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement exceeds the amount paid by such Investor for such Registrable Securities.
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a)(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in such preliminary prospectus was corrected on a timely basis in the related Prospectus, as then amended or supplemented.

          (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9(a) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9(a), deliver to the indemnifying party a notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding, in which case the indemnifying party shall not be responsible for more than one such separate counsel, and one local counsel in each jurisdiction in which an Action is pending, for all Indemnified Persons or Indemnified Parties, as the case may be. The failure to deliver notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9(a), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 9(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          (b) Contribution. To the extent any indemnification by an indemnifying party as set forth in Section 9(a) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9(a) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9(a), (b) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any other Person who was not guilty of such fraudulent misrepresentation and (c) the aggregate contribution by any seller of Registrable Securities shall be limited to the amount by which the proceeds received by such seller from the sale of such Registrable Securities exceeds the amount paid by such Investor for such Registrable Securities.

          (c) Other Rights. The indemnification and contribution provided in this Section shall be in addition to any other rights and remedies available at law or in equity.

          10.  MISCELLANEOUS.

          (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b) Headings. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (d) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company, such notice shall be addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer (telephone line facsimile number: (719 213-2330), and in the case of any notice to the Buyer, a copy shall be given to: Sigma Opportunity Fund, LLC, 800 Third Avenue, Suite 1701, New York, NY 10022, Attention: Thom Waye (telephone line facsimile transmission number (212-937-3558), and a copy shall also be give to Moomjian & Waite, LLP, 100 Jericho Quadrangle, Jericho, NY 11753, Attention: Kevin W. Waite, Esq. (telephone line facsimile transmission number (516) 937-5050)

          (e) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement, or the date of execution and delivery of this Agreement by the Buyer and the Company, shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

          (f) Entire Agreement; Benefit. This Agreement, including the Annexes and Schedules hereto, and the Transaction Documents, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein. This Agreement, including the Annexes, supersedes all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns.

          (g) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealing between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

          (h) Amendment. (1) No amendment, modification, waiver, discharge or termination of any provision of this Agreement on or prior to the Closing Date nor consent to any departure by the Buyer or the Company therefrom on or prior to the Closing Date shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and in any such case shall be effective only in the specific instance and for the purpose for which given.

          (2) No amendment, modification, waiver, discharge or termination of any provision of this Agreement after the Closing Date nor consent to any departure by the Company therefrom after the Closing Date shall in any event be effective unless the same shall be in writing and signed (x) by the Company if the Company is to be charged with enforcement or (y) by the Buyer, if the Buyer is to be charged with enforcement, and in any such case shall be effective only in the specific instance and for the purpose for which given.

          (3) No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

          (i) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

          (j) Assignment of Certain Rights and Obligations. The rights of an Investor under Sections 5(a), 5(b), 8, 9, and 10 of this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Securities (or all or any portion of the Note or the Warrants) only if: (1) such Investor agrees in writing with such transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (2) the Company is, within a reasonable time after such transfer, furnished with notice of (A) the name and address of such transferee and (B) the securities with respect to which such rights and obligations are being transferred, (3) immediately following such transfer or assignment the further disposition of Registrable Securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, and (4) at or before the time the Company received the notice contemplated by clause (2) of this sentence the transferee agrees in writing with the Company to be bound by all of the provisions contained in Sections 5(a), 5(b), 8, 9, and 10 hereof. Upon any such transfer, the Company shall be obligated to such transferee to perform all of its covenants under Sections 5(a), 5(b), 8, 9, and 10 of this Agreement as if such transferee were the Buyer. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such transfer take such actions as shall be reasonably acceptable to the transferring Investor and such transferee to assure that the Registration Statement and related Prospectus for which the transferring Investor is a selling stockholder are available for use by such transferee for sales of the Registrable Securities in respect of which such rights and obligations have been so transferred. The Buyer shall have the right to assign its rights under Section 5(j) in full or a proportionate amount of such rights to a purchaser of the Notes or a portion thereof. Transfer of the Note shall be limited as provided therein and transfer of the Warrants shall be limited as provided therein.

          (k) Fees and Expenses. The Company shall pay to Sigma a closing fee of $75,000. The Company shall be responsible for its expenses (including, without limitation, the legal fees and expenses of its counsel), incurred by it in connection with the negotiation and execution of, and closing under, and performance of, this Agreement. Whether or not the closing occurs, the Company shall be obligated to pay or reimburse the legal fees and expenses and out-of-pocket due diligence expenses of Buyer, not in excess of $25,000 in connection with the negotiation and execution of, and closing under, this Agreement. The Company agrees to the offset by Sigma against the Purchase Price of $100,000 at Closing to be applied against amounts owing pursuant to this Section. Any amounts in excess of amounts due pursuant to this Section shall be applied to legal fees and expenses incurred after the Closing in connection with a proposed follow-on investment from Sigma, which excess may be applied by Sigma against such fees and expenses whether or not such follow-on financing occurs. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 5(d), 5(e), 5(g)and 8 of this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and the Investors but excluding (a) fees and expenses of investment bankers retained by any Investor and (b) brokerage commissions incurred by any Investor. The Company shall pay on demand all expenses incurred by the Buyer after the Closing Date, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of any of the Transaction Documents, (2) any default or breach of any of the Company's obligations set forth in any of the Transaction Documents, and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer. Except as otherwise provided in this Section 10(k), each of the Company and the Buyer shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

          (l) Survival. The respective representations, warranties, covenants and agreements of the Company and the Buyer contained in this Agreement and the documents delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Transaction Documents and the closing hereunder and delivery of and payment for the Note and issuance of the Warrants, and shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer or any Person controlling or acting on behalf of the Buyer or by the Company or any Person controlling or acting on behalf of the Company for a period ending on the later of (x) the date which is six years after the Closing Date and (y) the date which is two years after the Company shall have paid in full all amounts due from the Company under the Transaction Documents and performed in full all of its obligations under the Transaction Documents.

          (m) Public Statements, Press Releases, Etc. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or applicable requirements of any stock market on which securities of the Company are listed for trading (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          (n) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below their signatures hereto.


Principal Amount:   $ 400,000

Purchase Price:     $ 400,000


                         OMNI MEDICAL HOLDINGS, INC.



                         By:
                              Name:
                              Title:

                         Date: October 26, 2005


                         SIGMA OPPORTUNITY, LLC

                         By:  SIGMA CAPTIAL ADVISORS, LLC.



                         By:
                              Name:
                              Title:

                         Date: October 26, 2005

                         Address:
                         c/o Sigma Capital Advisors, LLC
                         800 Third Avenue
                         Suite 1701
                         New York, New York 10022

                         Facsimile No.:  (212) 937-3558

Schedule 4(a)

Omni Medical Holdings, Inc.
Omni Medical of Nevada, Inc.
Omni Medical Services, Inc.
Plum Creek Outpatient
Datafuzion Inc.

                         Schedule 4(c)


Omni Medical Holdings, Inc.   50 million shares authorized, 50 million shares
issued

Omni Medical of Nevada, Inc.   50 million shares authorized, 8.3 million
issued, 81% owned by Omni Medical Holdings, Inc.

Omni Medical Services, Inc.   100% owned by Omni Medical Holdings, Inc.

Plum Creek Outpatient   100% owned by Omni Medical Holdings, Inc.

Datafuzion   50,000,000 shares authorized, 36.7 million shares issued.  92%
owned by Omni Medical Holdings, Inc. $2.5 million principal and interest convertible into shares of DataFuzion. Options exercisable for 750,000 shares of Datafuzion.

Registration Rights - none